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EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-117002 and 333-125047) of ADESA, Inc. of our report dated March 15, 2006 relating to the financial statements and financial statement schedule, which appears in this Form 10 K.

/s/ PricewaterhouseCoopers LLP
Indianapolis, IN
February 28, 2007

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM